UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 24, 2013

Cliffs Natural Resources Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Public Square, Suite 3300, Cleveland, Ohio		44114-2315
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On September 24, 2013, Stephen M. Johnson accepted his election to the Board of Directors (“Board”) of Cliffs Natural Resources Inc. (the “Company”) effective as of October 1, 2013. The Board has determined that Mr. Johnson has no material relationship with the Company (directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent within the Company’s director independence standards, which are consistent with the New York Stock Exchange’s director independence standards as currently in effect. Effective October 1, 2013, Mr. Johnson will become a member of the Audit Committee and the Governance and Nominating Committee.

As a non-employee director, Mr. Johnson will receive compensation in the same manner as the Company’s other non-employee directors, which compensation the Company previously disclosed in its definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on April 1, 2013 (the “2013 Proxy Statement”). Mr. Johnson will participate in the Company’s Nonemployee Directors’ Compensation Plan (Amended and Restated as of December 31, 2008) (the “Plan”). Pursuant to the Plan, Mr. Johnson is to receive a prorated annual equity grant of restricted shares in an amount to be calculated as of October 1, 2013 and also will be entitled to quarterly and per meeting director fees.

The Company also expects to enter into Indemnification Agreements with Mr. Johnson, the form of which is included as Exhibit 10.1 to this Current Report on Form 8-K. The Indemnification Agreement provides that, to the extent permitted by Ohio law, the Company will indemnify Mr. Johnson against all expenses, costs, liabilities and losses (including attorneys’ fees, judgments, fines or settlements) incurred or suffered by him in connection with any suit in which he is a party or otherwise involved as a result of his service as a member of the Board. The foregoing discussion of the terms of the form of Indemnification Agreement is qualified in its entirety by reference to the full text of the Indemnification Agreement.

A copy of the press release relating to the appointment of Mr. Johnson is attached here to as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1
Form of Indemnification Agreement between Cliffs Natural
Resources Inc. and Directors (filed as Exhibit 10.5 to the
Cliffs Natural Resources Inc. Annual Report on Form 10-K on
February 16, 2012 and incorporated by reference)

99.1	Cliffs Natural Resources Inc. published a news release on September 30, 2013 captioned, “Cliffs Natural Resources Inc. Board Elects New Director”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cliffs Natural Resources Inc.

September 30, 2013	By:	/s/ Carolyn E. Cheverine

Name: Carolyn E. Cheverine
Title: Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Cliffs Natural Resources Inc. published a news release on September 30, 2013 captioned, “Cliffs Natural Resources Inc. Board Elects New Director”